Income taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
For the three and six months ended June 30, 2025, the income tax expense in the unaudited interim condensed consolidated statements of operations represents an effective tax rate different than the Canadian enacted statutory rate of 26.5%. The differences are as follows:

	Three months ended		Six months ended
	June 30		June 30
(millions of U.S. dollars)	2025	2024	2025	2024
Expected income tax expense at Canadian statutory rate	$1.7	$48.3	$27.5	$29.5
Increase (decrease) resulting from:
Effect of differences in tax rates on transactions in and within foreign jurisdictions and change in tax rates	0.3	(1.7)	(1.9)	(3.5)
Adjustments from investments carried at fair value	—	(20.6)	—	(3.9)
Change in valuation allowance	2.8	1.5	11.2	1.5
Non-controlling interests share of income	5.1	2.7	9.6	6.2
Tax basis step-up	(2.5)	—	(15.9)	—
Amortization and settlement of excess deferred income tax	(1.3)	(1.8)	(5.2)	(3.3)
Other	0.9	(3.1)	1.5	0.4
Income tax expense	$7.0	$25.3	$26.8	$26.9
The Company’s overall deferred tax asset position related to Canadian attributes has remained unchanged during the six months ended June 30, 2025. As at June 30, 2025, it is considered more likely than not that there will not be sufficient taxable income in the future that will allow realization of these deferred tax assets. The Company will continue to monitor this position as at each balance sheet date.